Business developments - Sale (Details 5) - Disposal Group, Held-for-sale, Not Discontinued Operations [Member]	12 Months Ended
Dec. 31, 2020
Credit Suisse InvestLab AG [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Disposal Group, Including Discontinued Operation, Description and Timing of Disposal	Following the completion of the first step of the combination of the Group’s open architecture investment fund platform Credit Suisse InvestLab AG (InvestLab) and Allfunds Group in September 2019, the Group successfully completed the second and final step of the combination in March 2020 with the transfer of related distribution agreements to Allfunds Group. Other revenues in 2020 included CHF 268 million from this second closing, reflected in net revenues of the Swiss Universal Bank, International Wealth Management and Asia Pacific divisions.
York Capital Management
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Disposal Group, Including Discontinued Operation, Description and Timing of Disposal	In the fourth quarter of 2020, York Capital Management (York) informed its investors of a significant change in strategy. As a result, York will focus on longer duration assets such as private equity, private debt and collateralized loan obligations, while winding down its European hedge funds business and primarily managing internal capital in its multi-strategy fund. York’s Asia Pacific business is expected to be spun off as a new and separate hedge fund in 2021, in which the Group intends to have a continuing interest. As a result of this announcement, the Group recorded an impairment of CHF 414 million to the valuation of its noncontrolling interest that it has owned since 2010, recognized in other revenues.